Exhibit 21.1
Subsidiaries

Entity Name	Jurisdiction of Organization	Ownership

Education Finance II LLC	Delaware	100% Company

Education Management Holdings LLC	Delaware	100% Company

Education Management LLC	Delaware	100% Education Management Holdings LLC

Education Management Finance Corp.	Delaware	100% Education Management LLC

Education Finance I LLC	Delaware	100% Education Management LLC

The Art Institutes International LLC	Pennsylvania	100% Education Management LLC

The Art Institute of Pittsburgh	An unincorporated division of The Art Institutes International LLC	100% The Art Institutes International LLC

The Art Institute of Pittsburgh, Online Division	An unincorporated division of The Art Institute of Pittsburgh	100% The Art Institutes International LLC

The Art Institute of Philadelphia	An unincorporated division of The Art Institutes International LLC	100% The Art Institutes International LLC

The Art Institute of York — Pennsylvania	An unincorporated division of The Art Institutes International LLC	100% The Art Institutes International LLC

The Art Institute of Atlanta, LLC	Georgia	100% The Art Institutes International LLC

The Art Institute of Virginia Beach LLC	Virginia	100% The Art Institute of Atlanta, LLC

The Art Institute of Austin, Inc.	Texas	100% The Art Institutes International LLC

The Art Institute of Washington, Inc.	District of Columbia	100% The Art Institutes International LLC

The Art Institute of Tennessee — Nashville, Inc.	Tennessee	100% The Art Institutes International LLC

AITN Restaurant, Inc.	Tennessee	100% The Art Institute of Tennessee — Nashville, Inc.

TAIC — San Diego, Inc. d/b/a The Art Institute of California-San Diego	California	100% The Art Institutes International LLC

The Art Institute of California — Inland Empire, Inc.	California	100% TAIC — San Diego, Inc.

AICA-IE Restaurant, Inc.	California	100% The Art Institute of California — Inland Empire, Inc.

Brown Mackie College — Inland Empire, Inc.	California (inactive)	100% TAIC — San Diego, Inc.

TAIC — San Francisco, Inc. d/b/a The Art Institute of California — San Francisco	California	100% The Art Institutes International LLC

The Art Institute of California — Los Angeles, Inc.	California	100% TAIC — San Francisco, Inc.

The Art Institute of California — Orange County, Inc.	California	100% TAIC — San Francisco, Inc.

The Art Institute of California — Sacramento, Inc.	California	100% TAIC — San Francisco, Inc.

The Art Institute of California — Hollywood, Inc.	California	100% The Art Institutes International LLC

The Art Institute of California — Sunnyvale, Inc.	California	100% The Art Institutes International LLC

The Art Institute of Charleston, Inc.	South Carolina	100% The Art Institutes International LLC

The Art Institute of Charlotte, Inc.	North Carolina	100% The Art Institutes International LLC

The Art Institute of Raleigh — Durham, Inc.	North Carolina	100% The Art Institute of Charlotte, Inc.

The Asher School of Business Education Corporation	Delaware	100% The Art Institute of Charlotte, Inc.

The Art Institute of Colorado, Inc.	Colorado	100% The Art Institutes International LLC

The Art Institute of Phoenix, Inc.	Arizona	100% The Art Institute of Colorado, Inc.

The Art Institute of Dallas, Inc.	Texas	100% The Art Institutes International LLC

AID Restaurant, Inc.	Texas	100% The Art Institute of Dallas, Inc.

Entity Name	Jurisdiction of Organization	Ownership

The Art Institute of Fort Lauderdale, Inc.	Florida	100% The Art Institutes International LLC

The Art Institute of Houston, Inc.	Texas	100% The Art Institutes International LLC

AIH Restaurant, Inc.	Texas	100% The Art Institute of Houston, Inc.

The Art Institute of Indianapolis, LLC	Indiana	100% The Art Institutes International LLC

AIIN Restaurant LLC	Indiana	100% The Art Institute of Indianapolis, LLC

The Art Institute of Jacksonville, Inc.	Florida	100% The Art Institutes International LLC

The Art Institutes International — Kansas City, Inc.	Kansas	100% The Art Institutes International LLC

The Art Institute of Las Vegas, Inc.	Nevada	100% The Art Institutes International LLC

The Art Institutes International Minnesota, Inc.	Minnesota	100% The Art Institutes International LLC

The Art Institute of New York City, Inc.	New York	100% The Art Institutes International LLC

The Art Institute of Portland, Inc.	Oregon	100% The Art Institutes International LLC

The Art Institute of Salt Lake City, Inc.	Utah	100% The Art Institues International LLC

The Art Institute of Seattle, Inc.	Washington	100% The Art Institutes International LLC

The Art Institute of Tucson, Inc.	Arizona	100% The Art Institutes International LLC

The Illinois Institute of Art, Inc.	Illinois	100% The Art Institutes International LLC

The Illinois Institute of Art at Schaumburg, Inc.	Illinois	100% The Illinois Institute of Art, Inc.

The Art Institute of Michigan, Inc.	Michigan	100% The Illinois Institute of Art, Inc.

The Art Institute of Ohio — Cincinnati, Inc.	Ohio	100% The Illinois Institute of Art, Inc.

Miami International University of Art & Design, Inc.	Florida	100% The Art Institutes International LLC

The Art Institute of Tampa, Inc.	Florida	100% The Art Institutes International LLC

AIT Restaurant, Inc.	Florida	100% The Art Institute of Tampa, Inc.

The New England Institute of Art, LLC	Massachusetts	100% The Art Institutes International LLC

EDMC Canada Limited	Nova Scotia	100% The Art Institutes International LLC

The Art Institute of Vancouver, Inc.	British Columbia	100% EDMC Canada Limited

EDMC Marketing and Advertising, Inc.	Georgia	100% Education Management LLC

AIIM Restaurant, Inc.	Minnesota	100% Education Management LLC

Entity Name	Jurisdiction of Organization	Ownership

Argosy Education Group, Inc.	Illinois	100% Education Management LLC

Argosy University of Florida, Inc.	Florida (inactive)	100% Argosy Education Group, Inc.

Western State University of Southern California	California	100% Argosy Education Group, Inc.

The University of Sarasota, Inc.	Florida	100% Argosy Education Group, Inc.

MCM University Plaza, Inc.	Illinois	100% University of Sarasota, Inc.

The Connecting Link, Inc.	Georgia	100% Argosy Education Group, Inc.

Argosy University Detroit, Inc.	Michigan (inactive)	100% Argosy Education Group, Inc.

Argosy University Family Center, Inc.	Minnesota	100% Argosy Education Group, Inc.

South University, Inc.	Georgia	100% Education Management LLC

South University Research Corp.	Georgia	100% South University, Inc.

South University of Carolina, Inc.	South Carolina	100% South University, Inc.

South University of Alabama, Inc.	Alabama	100% South University, Inc.

South University of Florida, Inc.	Florida	100% South University, Inc.

South University of Tennessee, Inc.	Tennessee (inactive)	100% South University, Inc.

South University of North Carolina, Inc.	North Carolina (inactive)	100% South University, Inc.

South University of Missouri, Inc.	Missouri (inactive)	100% South University, Inc.

South University of Virginia, Inc.	Virginia	100% South University, Inc.

South Education Corporation	Kansas (inactive)	100% South University, Inc.

South Education Corporation	Texas (inactive)	100% South University, Inc.

Higher Education Services, Inc.	Georgia	100% Education Management LLC

Brown Mackie Holding Company	Delaware	100% Education Management LLC

American Education Centers Inc.	Delaware	100% Brown Mackie Holding Company

Brown Mackie College — Miami, Inc.	Florida	100% American Education Centers, Inc.

Brown Mackie College — Tampa, Inc.	Florida (inactive)	100% American Education Centers Inc.

Brown Mackie College — Ft. Lauderdale, Inc.	Florida (inactive)	100% American Education Centers, Inc.

Stautzenberger College Education Corporation	Delaware	100% American Education Centers, Inc.

Brown Mackie College — Indianapolis, Inc.	Indiana	100% Stautzenberger College Education Corporation

Brown Mackie College — Greenville, Inc.	South Carolina	100% Stautzenberger College Education Corporation

Brown Mackie Education Corporation	Delaware	100% Brown Mackie Holding Company

Entity Name	Jurisdiction of Organization	Ownership

Brown Mackie College — Los Angeles, Inc.	California (inactive)	100% Brown Mackie Education Corporation

Brown Mackie College — San Diego, Inc.	California (inactive)	100% Brown Mackie Education Corporation

Brown Mackie College — Orange County, Inc.	California (inactive)	100% Brown Mackie Education Corporation

Michiana College Education Corporation	Delaware	100% Brown Mackie Holding Company

Brown Mackie College — Denver, Inc.	Colorado (inactive)	100% Michiana College Education Corporation

Brown Mackie College — Boise, Inc.	Idaho	100% Michiana College Education Corporation

Brown Mackie College — Tulsa, Inc.	Oklahoma	100% Michiana College Education Corporation

Southern Ohio College, LLC	Delaware	22% by American Education Centers, Inc., 11% by Brown Mackie Education Corporation, 45% by Brown Mackie Holding Company, 11% by Stautzenberger College Education Corporation, and 11% by Michiana College Education Corporation

Brown Mackie College — Phoenix, Inc.	Arizona (inactive)	100% Southern Ohio College, LLC

Brown Mackie College —Tucson, Inc.	Arizona	100% Southern Ohio College, LLC

EDMC Aviation, Inc.	Pennsylvania (inactive)	100% Education Management LLC

Art Institute of Honolulu, Inc.	Hawaii (inactive)	Shares not issued

Art Institute of Orlando, Inc.	Florida (inactive)	Shares not issued

New York Institute of Art, Inc.	New York (inactive)	Shares not issued

AII LLC	Delaware (inactive)

AEG LLC	Delaware (inactive)

South University LLC	Delaware (inactive)

Brown Mackie Holdings LLC	Delaware (inactive)

4